[logo - Capital Research and Management (sm)]

ENDOWMENTS

Investments for nonpro$t institutions

Annual report for the year ended July 31, 2002


ENDOWMENTS(SM)

ENDOWMENTS is managed by Capital Research and Management Company,(sm) which also manages the 29 American Funds,(sm) the nation's third-largest mutual fund family. For seven decades, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

GROWTH AND INCOME PORTFOLIO seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.

BOND PORTFOLIO seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

Here are the total returns and average annual compound returns with all distributions reinvested for periods ended June 30, 2002 (the most recent calendar quarter): Growth and Income Portfolio - 10 years: +212.76%, or +12.08% a year; 5 years: +52.54%, or +8.81% a year; 12 months: -1.11%. Bond Portfolio - 10 years: +92.67%, or +6.78% a year; 5 years: +36.24%, or +6.38% a year; 12 months: +5.97%.

Bond Portfolio's 30-day yield as of August 31, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 5.87%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.


RESULTS AT A GLANCE
(for full fiscal years ending 7/31/76-7/31/02)

                                         GROWTH AND                         BOND
                                         INCOME PORTFOLIO                   PORTFOLIO

1976                                     +27.7%                             +12.1%

1977                                     +6.4                               +12.6

1978                                     +10.4                              +0.7

1979                                     +10.1                              +7.0

1980                                     +17.2                              +3.6

1981                                     +15.3                              -4.5

1982                                     -3.8                               +18.4

1983                                     +56.0                              +23.9

1984                                     -0.4                               +7.9

1985                                     +30.5                              +20.6

1986                                     +25.4                              +21.0

1987                                     +20.2                              +4.4

1988                                     -2.4                               +8.6

1989                                     +23.2                              +13.7

1990                                     +4.1                               +6.9

1991                                     +15.0                              +10.8

1992                                     +15.7                              +18.7

1993                                     +10.0                              +11.7

1994                                     +2.8                               -1.4

1995                                     +18.6                              +8.0

1996                                     +13.2                              +6.3

1997                                     +38.4                              +10.8

1998                                     +9.1                               +6.7

1999                                     +18.2                              +1.7

2000                                     -3.3                               +5.1

2001                                     +18.2                              +12.7

2002                                     -8.6                               +2.8

Average annual compound return*          +13.5%                             +9.1%


*From July 25, 1975, when Capital Research and Management Company became the investment adviser of the funds' assets, through July 31, 2002.

Results show total returns measuring capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.



DEAR SHAREHOLDERS:

Both of the ENDOWMENTS portfolios weathered the difficult investment environment of fiscal 2002.

GROWTH AND INCOME PORTFOLIO

For the 12 months ended July 31, 2002, the value of an investment in the Growth and Income Portfolio declined 8.6%. Over the same period, the Lipper Multi-Cap Value Funds Index declined 18.2% and the unmanaged Standard & Poor's 500 Composite Index declined 23.6%.

For a longer-term perspective during this difficult period, it may help to look back over the past 28 months, since the bursting of the technology bubble in March 2000. From the market's high on March 24 of that year through its recent low on July 23, 2002, the S&P 500 lost 46% of its value while the Growth and Income Portfolio gained 3%. This extreme and unprecedented outperformance by the fund must be understood in the context of the bizarre market period that preceded it.

There have been two phases to this market decline. During the first, through September 2001, technology stocks dragged the S&P 500 down even as many non-tech sectors rose. In the second phase of the decline, which we are now witnessing, even the non-technology sectors of the S&P 500 have been affected. The first phase of the decline was a reaction to the aftermath of the technology bubble and concerns about weak corporate earnings. Those concerns were still troubling investors when corporate accounting irregularities came to light, shaking investors' confidence in stated earnings and pushing the market into the second phase of the decline. The Growth and Income Portfolio's extensive exposure to non-technology sectors was instrumental in generating positive results during the first phase of the market decline. The subsequent revelation of a handful of corporate accounting abuses helped to push stocks to new lows in July. By then, the damage had spread far beyond the technology sector to affect the broader market. The result of this one-two punch has been the worst stock market decline since World War II.

Once again, classic growth and income stocks of companies in traditionally defensive sectors made the strongest contributions to the fund's results. Among our largest holdings held for the full fiscal period, Philip Morris posted modest gains. Financial stocks also did well in both absolute and relative terms. Wells Fargo posted a strong gain over the period, while our other financial holdings declined in value but far less steeply than the market as a whole. As we remarked last year at this time, we continue to benefit from our relatively light exposure to technology stocks, which started and ended our fiscal year accounting for roughly 9% of assets.

Throughout the year, we reduced our holdings in the insurance sector and a number of other companies as these stocks appreciated. As stock prices continued to fall, we bought selected stocks of large-capitalization companies, such as General Electric and Oracle, with what we believe to be good long-term growth prospects. These stocks had been among those that drove the market higher in the late 1990s and then declined sharply when the market reversed course. We now believe many of these stocks offer good prospective returns from their current levels.

[Begin Sidebar]
Classic growth and income stocks in traditionally defensive sectors made the strongest contributions to the fund's results.
[End Sidebar]

Another area where we have found both value and good long-term growth prospects has been in the pharmaceutical sector. Many of these stocks were weak earlier this year on fears of increased governmental regulation. Responding to this weakness, and the companies' continued potential for growth, we have increased our holdings in the sector from roughly 5% a year ago to nearly 8% at the close of our fiscal period.

This repositioning of the portfolio has reduced our cash position and increased our equity holdings. The somewhat greater growth orientation reflects our more positive view of the outlook for common stocks. Valuations are generally much better than in recent years, and we believe they allow the prospect of a reasonable return from equities on a long-term basis.

As a result of these changes to the portfolio, the percentage of net assets in equities was 88% on July 31, up from 81% at the start of the fiscal year. The remaining 12% was held in interest-bearing cash equivalents.

BOND PORTFOLIO

The Bond Portfolio earned a modest gain for fiscal 2002. For shareholders who reinvested quarterly dividends totaling $1.09 a share, the result was a total return of 2.8%. During this same period, the average return of 184 corporate A-rated bond funds tracked by Lipper was 5.0%, while the unmanaged Lehman Brothers Aggregate Bond Index returned 7.5%.

While the Bond Portfolio produced a modest positive return for the period, it lagged many similar funds and the investment-grade bond markets because of a variety of concerns affecting the corporate bond market. Higher quality securities generally outpaced their lower quality counterparts. For the year, U.S. Treasuries posted a gain of 8.3%, while BBB-rated bonds declined 1.1%.

The domestic economy has recovered somewhat after slipping into recession in 2001, although evidence suggests that this recovery is slow and uneven. Unemployment reached its highest level in eight years during the second quarter of 2002. Capital spending remained low and consumer spending, which had thus far remained relatively strong, showed signs of softening. The bright spot was housing, with home sales remaining strong. Against this backdrop, the Federal Reserve has held the federal funds rate (the interest rate that banks charge each other on overnight loans) steady at a 40-year low of 1.75%.

U.S. Treasuries, agencies and mortgage-backed securities benefited from a flight to quality and the continued weakness of the stock market. Over the course of the year, we had decreased our U.S. Treasuries and mortgage-backed securities holdings from a combined 40% to roughly 30% as our research uncovered attractively valued corporate securities with solid yield opportunities in a variety of sectors. At the same time, our holdings in U.S. agency notes increased from less then 1% of the portfolio to more than 3%.

[Begin Sidebar]
We are comfortable with the value in many of these corporate issues and their longer term prospects.
[End Sidebar]

In the corporate bond market, we increased our U.S. corporate bond holdings from just over 30% to just over 40%. Many of our holdings in the food, banking, and aerospace and defense sectors posted positive results despite investors' sour short-term outlook for the corporate sector. Not all corporate bond sectors went unscathed, however. Some of our investment-grade holdings in telecommunications and energy companies, for example, detracted from the fund's results as negative headlines and investor anxiety sparked selloffs in those sectors.

In the climate of distrust engendered by corporate accounting irregularities, news of a problem at a single company often caused bond investors to punish an entire sector. Based on our research and our selection of these securities on a company-by-company basis, we are comfortable with the value in many of these corporate issues and their longer term prospects, and believe they will regain lost ground once we emerge from the current environment.

In total, the Bond Portfolio held a little more than 93% of net assets in bonds at the close of fiscal 2002. The remaining 7% was held in short-term investments and cash equivalents, up from about 6% a year ago.

On page 5, you will find an article examining the investment management process that underlies the ENDOWMENTS portfolios. As always, we welcome your comments and questions. We would like to thank you for your patience during this difficult period and look forward to reporting to you again in another six months.

Cordially,

/s/ Robert G. O'Donnell
Robert G. O'Donnell
Chairman of the Board

/s/ Frank L. Ellsworth
Frank L. Ellsworth
President

August 27, 2002


THE VALUE OF A LONG-TERM PERSPECTIVE
(Growth of a $50,000 investment under Capital Research and Management Company's stewardship, 7/25/75-7/31/02)
[mountain chart]

                      Growth                  Consumer
                         and                     Price
                      Income                     Index
                   Portfolio     S&P 500   (Inflation)
  7/25/1975 (2)      $50,000     $50,000       $50,000
  7/31/1975 (2)       49,770      49,698        50,000
       07/31/76       63,476      60,259        52,675
       07/31/77       67,590      60,067        56,273
       07/31/78       74,525      64,437        60,609
       07/31/79       82,131      70,034        67,435
       07/31/80       96,277      86,677        76,291
       07/31/81      110,942      97,866        84,502
       07/31/82      106,860      84,907        89,945
       07/31/83      166,726     135,231        92,159
       07/31/84      166,157     131,137        96,033
       07/31/85      216,736     173,608        99,446
       07/31/86      272,155     222,797       101,015
       07/31/87      326,885     310,482       104,982
       07/31/88      319,347     274,074       109,317
       07/31/89      393,501     361,297       114,760
       07/31/90      409,739     384,351       120,295
       07/31/91      471,326     433,537       125,646
       07/31/92      545,533     488,862       129,613
       07/31/93      600,349     531,334       133,210
       07/31/94      616,980     558,894       136,900
       07/31/95      731,561     704,369       140,683
       07/31/96      828,238     820,356       144,834
       07/31/97    1,146,270   1,247,855       148,063
       07/31/98    1,250,053   1,488,198       150,553
       07/31/99    1,477,674   1,788,606       153,782
       07/31/00    1,428,756   1,948,848       159,410
       07/31/01    1,689,218   1,670,056       163,745
       07/31/02    1,544,010   1,288,040       166,144

[end chart]

GROWTH AND INCOME PORTFOLIO
AVERAGE ANNUAL COMPOUND RETURNS
(for periods ended July 31, 2002)
27 years     +13.53%/1/
10 years     +10.96
5 years      +6.14
1 year       -8.60

BOND PORTFOLIO
AVERAGE ANNUAL COMPOUND RETURNS
(for periods ended July 31, 2002)
27 years    +9.08%/1/
10 years    +6.35
5 years     +5.75
1 year      +2.82

[mountain chart]

                                  Lehman
                                Brothers      Consumer
                               Aggregate         Price
                        Bond        Bond         Index
                   Portfolio   Index (3)   (Inflation)
       07/25/75      $50,000     $50,000       $50,000
       07/31/75       50,064      50,000        50,000
       07/31/76       56,123      56,105        52,675
       07/31/77       63,169      62,334        56,273
       07/31/78       63,633      63,681        60,609
       07/31/79       68,078      67,930        67,435
       07/31/80       70,604      69,012        76,291
       07/31/81       67,372      65,555        84,502
       07/31/82       79,771      79,021        89,945
       07/31/83       98,881      96,331        92,159
       07/31/84      106,746     104,704        96,033
       07/31/85      128,775     129,742        99,446
       07/31/86      155,776     157,631       101,015
       07/31/87      162,649     164,747       104,982
       07/31/88      176,667     177,216       109,317
       07/31/89      200,841     204,165       114,760
       07/31/90      214,609     218,598       120,295
       07/31/91      237,739     241,995       125,646
       07/31/92      282,164     277,755       129,613
       07/31/93      315,292     305,997       133,210
       07/31/94      310,743     306,282       136,900
       07/31/95      335,522     337,244       140,683
       07/31/96      356,493     355,926       144,834
       07/31/97      395,088     394,236       148,063
       07/31/98      421,544     425,255       150,553
       07/31/99      428,913     435,840       153,782
       07/31/00      450,928     461,839       159,410
       07/31/01      508,076     520,457       163,745
       07/31/02      522,759     559,664       166,144

[end chart]

/1/From 7/25/75, when Capital Research and Management Company became the investment adviser, through 7/31/02.
/2/The share value dipped below the $50,000 mark briefly in fiscal 1975 and 1976.
/3/Lehman Brothers Aggregate Bond Index did not exist until 12/31/75. For the period from 7/31/75 to 12/31/75, the Lehman Brothers Government/Credit Bond Index was used.

All results calculated with dividends and capital gains reinvested.

Sales charges do not apply to the Growth and Income Portfolio or the Bond Portfolio.

The indexes are unmanaged.

Past results are not predictive of future results.

OUR APPROACH TO PORTFOLIO MANAGEMENT

Capital Research and Management Company, ENDOWMENTS' investment adviser, is one of the world's oldest and largest investment managers. Many individual and institutional investors know us as the investment adviser to the 29 American Funds. For seven decades, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

Our method of portfolio management, the multiple portfolio counselor system, is the most consistent, sustainable method we know to achieve the goals of ENDOWMENTS and its shareholders. Blending the best attributes of single-manager systems with the benefits of having manager diversification, the multiple portfolio counselor system has had a profound impact on the ENDOWMENTS portfolios.

On the next few pages, we'll take a closer look at how this system works and hear from the people who manage the ENDOWMENTS portfolios:

ROBERT O'DONNELL, CLAUDIA HUNTINGTON and GREG JOHNSON are the portfolio counselors in the Growth and Income Portfolio.

ABNER GOLDSTINE and JOHN SMET are the portfolio counselors in the Bond
Portfolio.

Under the multiple portfolio counselor system, each fund is divided among several portfolio counselors. Why is that?

Bob: The one-word answer is consistency. Over time, having more than one person managing assets has tended to smooth out the peaks and valleys of investing. That speaks to the value of diversification, and that's really what the multiple portfolio counselor system is: a diversifier.

Abner: Yes, and not just among the asset classes and industries in our portfolios. We - the five of us, and the research analysts too, for that matter
- also have diverse investment styles and areas of expertise. There is diversity of opinion, of course, and each of us has different outlooks on where values are found.

[Begin Sidebar]
"Over time, having more than one person managing assets has tended to smooth out the peaks and valleys of investing."
[photo: Robert G. O'Donnell]
Robert O'Donnell
Chairman and Portfolio Counselor
[End Sidebar]

[Begin Sidebar]
"The multiple portfolio counselor system gives me time to work closely with the research analysts on a manageable number of companies."

[photo: Claudia Huntington]
Claudia Huntington
Portfolio Counselor
"Each of us constructs a portfolio of our highest conviction ideas."

[photo: Greg Johnson]
Greg Johnson
Portfolio Counselor
[End Sidebar]

Bob: When you add up all those differences they tend to balance each other over long periods, and the result has been more consistency to investment results. For ENDOWMENTS shareholders in particular, consistent investment results are crucial to long-term planning, and we keep that in mind.

Claudia: Dividing the fund's assets among a number of people also provides continuity of portfolio management. For example, Greg joined the Growth and Income Portfolio as a third portfolio counselor a few years ago. Before that, Bob and I shared responsibility. Greg has brought an individual style and distinctive set of skills to the portfolio, but there has been no loss in continuity of management. If anything, continuity has been enhanced, diversification has been expanded, and the shareholders have benefited, rather than be at risk of an abrupt change from a single manager to another single manager.

How are portfolio counselors matched with particular funds, in this case the ENDOWMENTS portfolios?

Greg: Matching the right mix of people with each fund's particular objective is very important. A person's particular expertise and style of investing often suggest which fund objectives they would be best matched to. To use the Growth and Income Portfolio as an example, Bob, Claudia and I have strength and expertise in growth-and-income investing, which is particularly important for this fund.

John: The Bond Portfolio has two counselors who between us have a broad level of knowledge about nearly every sector of the bond market. It's worthwhile to mention also that beyond each individual portfolio manager's style and expertise, all of us benefit from the extensive knowledge of our research analysts. Our analysts' expertise encompasses companies, industries, sectors, countries and larger geographic regions. It spans large companies and small, debt and equity, and everything in between. The research analysts provide critical input into our evaluation of investments in the funds.

Each portfolio counselor invests his or her portion of the fund's portfolio independently of the others. What benefits does this provide?

John: Subject to ENDOWMENTS' objectives and overall guidelines, yes, we have the freedom to invest according to our best abilities and strongest convictions. The benefit here is that we aren't restricted, for example, by arbitrary asset-allocation percentages - we don't have to have so much invested in this industry or that sector, regardless of what economic or market conditions might be. We also aren't boxed in by rigid definitions of investment style. We are all value investors to one degree or another, but how we perceive value, and where we find it, is different for each of us.

Greg: Having the other counselors in the fund is liberating in the sense that I can follow companies in my particular areas of expertise, knowing that the other counselors will be doing the same thing. Each of us is an expert on the companies we own in our portfolios. I think our shareholders can find reassurance in the fact that each of us constructs a portfolio of our highest conviction ideas.

Abner: The important word there is "independently." I think it's important to differentiate between the multiple portfolio counselor system and a committee system. With a committee system, the goal is to achieve consensus, so decisions tend to be of the lowest-common-denominator sort. What is unique about the multiple portfolio counselor system is that we don't need to achieve consensus. This system encourages each of us to do our best thinking, regardless of whether we agree with each other. I think that has been a major contributing factor to the success of the ENDOWMENTS portfolios in meeting their objectives.

Claudia: One of the greatest advantages to this system is that it gives me the luxury of time and manageability. I have about 30 companies in my portion of the portfolio, and I know and understand each one of them in great depth. I wouldn't have the time to develop the same level of understanding about all 100 or so companies in the whole fund. The multiple portfolio counselor system gives me time to work closely with the research analysts on a manageable number of companies.

How do your different investment styles enhance the diversification of the ENDOWMENTS portfolios?

Greg: I would describe my investment style for ENDOWMENTS as "growth at a reasonable price." I tend to structure my portfolio with a mix of growth stocks and out-of-favor stocks that provide solid dividends. To give an example, Walgreen's is one of the growth stocks in the portfolio. It doesn't currently pay a high dividend. I balance it with more conservative stocks of companies in out-of-favor sectors like telecommunications. Telecom stock prices have really been hit over the past two years, but when you're hunting for dividends, the sector is a good place to look.

Claudia: Income is more difficult to find these days, there's no question about that. I start by asking myself, "What are the great companies today that are providing current return - paying a dividend - and also have growth potential for the future?" And then I tend to work backward from there, building my portfolio so that it can generate current income, lay the foundation for future income, and pursue growth of principal. In other words, I don't just invest in a company because it pays a big dividend. I look first at its potential for total return, and then decide. In recent years, the current return portion of total return had been unfashionable to consider. Going forward, current return may prove to be a more important factor in the total return calculation.

John: If you look at the Bond Portfolio, what you'll find over long periods of time is that Abner and I both have typically had about the same exposure to U.S. Treasuries, but we diverge from there. I tend to have more mortgage- and asset-backed securities in my portion of the portfolio, and Abner tends to own more corporate bonds. I look for undervalued, long-term opportunities, and I'm heavily driven by analysts' recommendations in that search, so I'm open to attractive opportunities in all sectors of the bond market. It's like Claudia said, this system provides the time to work closely with our research analysts, and I take advantage of that opportunity.

Bob: Within the Growth and Income Portfolio, each of us diversifies our own portions, to an extent, and the portions together further diversify the fund. There are some 30 or so industries represented in the portfolio. With preservation of capital being one of the fund's secondary goals, diversification is an important strategy in helping to mitigate some of the risks of equity investing.

[Begin Sidebar]
"This system encourages each of us to do our best thinking."

[photo: Abner Goldstine]
Abner Goldstine
Portfolio Counselor
"We have the freedom to invest according to our best abilities and strongest convictions."

[photo: John Smet]
John Smet
Portfolio Counselor
[End Sidebar]

INVESTMENT PORTFOLIO
Growth & Income Portfolio
July 31, 2002

INDUSTRY DIVERSIFICATION        Percent of
                                Net assets

Pharmaceuticals                 7.86%
Insurance                       6.30
Banks                           5.28
Diversified telecommunication
 services                       5.19
Oil & gas                       4.81
Diversified financials          4.68
Electric utilities              3.84
Commercial services &
 supplies                       3.19
Food products                   2.95
Tobacco                         2.78
Industrial conglomerates        2.45
Multi-utilities &
 regulated power                2.43
Communications equipment        2.40
Semiconductor equipment &
 products                       2.35
Beverages                       2.00
Real estate                     1.86
Food & drug retailing           1.82
Software                        1.80
Media                           1.64
Computers & peripherals         1.59
Auto components                 1.53
Paper & forest products         1.51
Multiline retail                1.50
Household products              1.49
Specialty retail                1.37
Energy equipment & services     1.29
Personal products               1.25
Aerospace & defense             1.24
Health care equipment &
 supplies                       1.01
Hotels, restaurants &
 leisure                         .98
IT consulting & services         .88
Health care prodviders &
 services                        .71
Machinery                        .71
Road & rail                      .70
Automobiles                      .59
Textiles, apparel & luxury goods .58
Chemicals                        .46
Wireless telecommunication
 services                        .08

Equity securities in initial
 period of acquisition          2.93
                                ____
                               88.03
Short-term securities          12.93
Excess of payables over
 cash and receivables           (.96)
Net assets                    100.00%


                               Percent
                                 of net
Ten largest holdings             assets
Philip Morris                       2.78
Eli Lilly                           2.69
General Electric                    2.45
Duke Energy                         2.43
Wells Fargo                         2.02
J.P. Morgan Chase                   1.98
Verizon Communications              1.83
Exxon Mobil                         1.46
PepsiCo                             1.36
SBC Communications                  1.31

Endowments, Growth and Income Portfolio
Investment portfolio, July 31, 2002



                                                                                                 Shares or
                                                                                                  principal          Market
Equity securities                                                                                    amount           value

PHARMACEUTICALS  -  7.86%
Eli Lilly and Co.                                                                              29,000            $1,694,180
Bristol-Myers Squibb Co.                                                                       35,000               820,050
Pharmacia Corp.                                                                                18,000               805,320
Johnson & Johnson                                                                              10,000               530,000
Merck & Co., Inc.                                                                               8,000               396,800
Schering-Plough Corp.                                                                          15,000               382,500
Pfizer Inc                                                                                     10,000               323,500
                                                                                                                  4,952,350

INSURANCE  -  6.30%
Mercury General Corp.                                                                          15,000               712,500
Berkshire Hathaway Inc., Class A  (1)                                                              10               683,000
American International Group, Inc.                                                             10,000               639,200
First American Corp.                                                                           30,000               571,500
Manulife Financial Corp. (Canada)                                                              20,000               482,800
XL Capital Ltd., Class A                                                                        6,000               444,600
Jefferson-Pilot Corp.                                                                          10,000               434,500
                                                                                                                  3,968,100

BANKS  -  5.28%
Wells Fargo & Co.                                                                              25,000             1,271,500
National City Corp.                                                                            25,000               772,500
Fulton Financial Corp.                                                                         37,897               721,180
Washington Mutual, Inc.                                                                        15,000               561,150
                                                                                                                  3,326,330

DIVERSIFIED TELECOMMUNICATION SERVICES  -  5.19%
Verizon Communications Inc.                                                                    35,000             1,155,000
SBC Communications Inc.                                                                        30,000               829,800
ALLTEL Corp.                                                                                   20,000               810,400
AT&T Corp.                                                                                     45,000               458,100
Sprint Corp. - FON Group                                                                        2,000                18,700
                                                                                                                  3,272,000

OIL & GAS  -  4.81%
Exxon Mobil Corp.                                                                              25,000               919,000
Royal Dutch Petroleum Co. (New York registered) (Netherlands)                                  15,000               685,500
ChevronTexaco Corp.                                                                             7,700               577,500
Marathon Oil Corp.                                                                             20,000               484,800
Canadian Oil Sands Trust (Canada)                                                              15,000               367,758
                                                                                                                  3,034,558

DIVERSIFIED FINANCIALS  -  4.68%
J.P. Morgan Chase & Co.                                                                        50,000             1,248,000
Fannie Mae                                                                                      9,000               674,010
American Express Co.                                                                           15,000               528,900
Freddie Mac                                                                                     8,000               495,600
                                                                                                                  2,946,510

ELECTRIC UTILITIES  -  3.84%
NSTAR                                                                                          18,000               770,400
FPL Group, Inc.                                                                                12,000               679,800
Progress Energy, Inc.                                                                          12,000               561,000
FirstEnergy Corp.                                                                              13,267               407,960
                                                                                                                  2,419,160

COMMERCIAL SERVICES & SUPPLIES  -  3.19%
Avery Dennison Corp.                                                                           10,000               622,100
ServiceMaster Co.                                                                              45,000               549,000
Pitney Bowes Inc.                                                                              12,000               468,000
Automatic Data Processing, Inc.                                                                10,000               372,900
                                                                                                                  2,012,000

FOOD PRODUCTS  -  2.95%
General Mills, Inc.                                                                            14,000               580,300
H.J. Heinz Co.                                                                                 15,000               576,750
Wm. Wrigley Jr. Co.                                                                            10,000               511,500
Sara Lee Corp.                                                                                 10,000               187,400
                                                                                                                  1,855,950

TOBACCO  -  2.78%
Philip Morris Companies Inc.                                                                   38,000             1,749,900

INDUSTRIAL CONGLOMERATES  -  2.45%
General Electric Co.                                                                           48,000             1,545,600

MULTI-UTILITIES & UNREGULATED POWER  -  2.43%
Duke Energy Corp.                                                                              60,000             1,529,400

COMMUNICATIONS EQUIPMENT  -  2.40%
Nokia Corp. (ADR) (Finland)                                                                    50,000               620,000
Motorola, Inc.                                                                                 30,000               348,000
Motorola, Inc. 7.00% convertible preferred 2004, units                                          5,000               199,900
Lucent Technologies Inc. 8.00% convertible preferred 2031  (2)                                    400               179,500
Lucent Technologies Inc. 8.00% convertible preferred 2031                                         300               134,625
Corning Inc.  (1)                                                                              20,000                32,000
                                                                                                                  1,514,025

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  2.35%
Texas Instruments Inc.                                                                         31,000               717,650
Agere Systems Inc. 6.50% convertible notes 2009                                                $  500               385,000
Intel Corp.                                                                                    20,000               375,800
                                                                                                                  1,478,450

BEVERAGES  -  2.00%
PepsiCo, Inc.                                                                                  20,000               858,800
Coca-Cola Co.                                                                                   8,000               399,520
                                                                                                                  1,258,320

REAL ESTATE  -  1.86%
Equity Residential                                                                             15,000               401,250
Equity Office Properties Trust                                                                 15,000               395,700
Boston Properties, Inc.                                                                        10,000               373,000
                                                                                                                  1,169,950

FOOD & DRUG RETAILING  -  1.82%
Albertson's, Inc.                                                                              25,000               704,500
Walgreen Co.                                                                                   12,500               441,625
                                                                                                                  1,146,125

SOFTWARE  -  1.80%
Oracle Corp.  (1)                                                                              75,000               750,675
Microsoft Corp.  (1)                                                                            8,000               383,840
                                                                                                                  1,134,515

MEDIA  -  1.64%
Gannett Co., Inc.                                                                              10,000               719,100
Interpublic Group of Companies, Inc.                                                           15,000               313,650
                                                                                                                  1,032,750

COMPUTERS & PERIPHERALS  -  1.59%
International Business Machines Corp.                                                           7,000               492,800
EMC Corp.  (1)                                                                                 35,000               262,500
Dell Computer Corp.  (1)                                                                       10,000               249,300
                                                                                                                  1,004,600

AUTO COMPONENTS  -  1.53%
TRW Inc.                                                                                       13,000               701,350
Goodyear Tire & Rubber Co.                                                                     15,000               261,600
                                                                                                                    962,950

PAPER & FOREST PRODUCTS  -  1.51%
International Paper Co.                                                                        15,000               597,300
Weyerhaeuser Co.                                                                                6,000               352,500
                                                                                                                    949,800

MULTILINE RETAIL  -  1.50%
Dollar General Corp.                                                                           28,250               484,770
May Department Stores Co.                                                                      15,000               460,800
                                                                                                                    945,570

HOUSEHOLD PRODUCTS  -  1.49%
WD-40 Co.                                                                                      20,800               515,216
Kimberly-Clark Corp.                                                                            7,000               427,350
                                                                                                                    942,566

SPECIALTY RETAIL  -  1.37%
Gap, Inc.                                                                                      45,000               546,750
Circuit City Stores, Inc. - Circuit City Group                                                 18,700               318,835
                                                                                                                    865,585

ENERGY EQUIPMENT & SERVICES  -  1.29%
Schlumberger Ltd.                                                                              19,000               815,480

PERSONAL PRODUCTS  -  1.25%
Avon Products, Inc.                                                                            17,000               786,420

AEROSPACE & DEFENSE  -  1.24%
Raytheon Co.                                                                                   12,000               390,960
Honeywell International Inc.                                                                   12,000               388,320
                                                                                                                    779,280

HEALTH CARE EQUIPMENT & SUPPLIES  -  1.01%
Becton, Dickinson and Co.                                                                      22,000               639,320

HOTELS, RESTAURANTS & LEISURE  -  0.98%
McDonald's Corp.                                                                               25,000               618,750

IT CONSULTING & SERVICES  -  0.88%
Electronic Data Systems Corp.                                                                  15,000               551,550

HEALTH CARE PROVIDERS & SERVICES  -  0.71%
CIGNA Corp.                                                                                     5,000               450,000

MACHINERY  -  0.71%
Caterpillar Inc.                                                                               10,000               447,000

ROAD & RAIL  -  0.70%
Burlington Northern Santa Fe Corp.                                                             15,000               441,300

AUTOMOBILES  -  0.59%
General Motors Corp.                                                                            8,000               372,400

TEXTILES, APPAREL & LUXURY GOODS  -  0.58%
NIKE, Inc., Class B                                                                             7,400               364,746

CHEMICALS  -  0.46%
Dow Chemical Co.                                                                               10,000               288,700

WIRELESS TELECOMMUNICATION SERVICES  -  0.08%
AT&T Wireless Services, Inc.  (1)                                                              11,263                52,824

Miscellaneous  -  2.93%
Other equity securities in initial period of acquisition                                                          1,850,400

Total equity securities (cost: $58,688,512)                                                                      55,475,234


                                                                                                  Principal
                                                                                                     amount          Market
Short-term securities                                                                                 (000)           value

Federal agency discount notes  -  7.06%
Freddie Mac 1.72%-1.73% due 8/6-9/12/2002                                                            $2,450      $2,448,496

Federal Home Loan Banks 1.68%-1.715% due 8/2/2002                                                     1,000         999,906
Fannie Mae 1.75% due 8/7/2002                                                                         1,000         999,660
                                                                                                                  4,448,062

Corporate short-term notes  -  5.87%
Wal-Mart Stores, Inc. 1.73% due 8/6/2002 (2)                                                          1,000         999,712
Executive Jet Inc. 1.76% due 8/19/2002 (2)                                                            1,000         999,071
USAA Capital Corp. 1.72% due 8/1/2002                                                                   800         799,962
Schlumberger Technology Corp. 1.74% due 8/8/2002 (2)                                                    500         499,806
General Dynamics Corp. 1.75% due 8/12/2002 (2)                                                          400         399,766
                                                                                                                  3,698,317

Total short-term securities (cost: $8,146,379)                                                                    8,146,379

Total investment securities (cost: $66,834,891)                                                                  63,621,613
Excess of payables over cash and receivables                                                                       (605,006)
Net assets                                                                                                      $63,016,607

(1) Non-income-producing security.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.

ADR = American Depositary Receipts

See Notes to Financial Statements



Equity securities appearing in
the portfolio since January 31, 2002:
Agere Systems
ALLTEL
Automatic Data Processing
Bristol-Myers Squibb
Burlington Northern Santa Fe
Canadian Oil Sands Trust
CIGNA
Dow Chemical
Duke Energy
Electronic Data Systems
First American
General Electric
IBM
Intel
Oracle
Raytheon
Royal Dutch Petroleum
SBC Communications
ServiceMaster
Sprint Corp. - FON Group
Washington Mutual
WD-40



Equity securities eliminated from
the portfolio since January 31, 2002:
Aetna
Allstate
Ameren
Bank of America
Boeing
BP
Comerica
Emerson Electric
Ericsson
Hewlett-Packard
Illinois Tool Works
Ingersoll-Rand
Lowe's Companies
Pennzoil-Quaker State
PPG Industries
Royal & Sun Alliance Insurance Group
Service Corp. International
Telefonos de Mexico
TXU

Endowments, Bond Portfolio
Investment portfolio, July 31, 2002

                                                                                                         Principal
                                                                                                            amount
                                                                                                             (000)         Market
Bonds, notes & preferred stocks                                                                          or shares          value

TELECOMMUNICATION SERVICES  -  8.84%
Sprint Capital Corp.:
 7.625% 2011                                                                                                  $350        $264,250
 6.125% 2008                                                                                                   300         216,000
 7.90% 2005                                                                                                    200         162,627
 8.375% 2012                                                                                                   125          97,500
VoiceStream Wireless Corp. 10.375% 2009                                                                        332         319,175
Deutsche Telekom International Finance BV 9.25% 2032                                                           200         211,024
AT&T Corp.:(1)
 7.30% 2011                                                                                                    500         432,500
 8.00% 2031                                                                                                    100          81,966
Verizon Global Funding Corp. 6.125% 2007                                                                       250         247,007
Bell Atlantic Financial Services, Inc.                                                                         250         241,875
4.25% convertible debentures 2005 (1)
PCCW-HKT Capital Ltd. 7.75% 2011 (1)                                                                           475         483,928
AT&T Wireless Services, Inc.:
 7.50% 2007                                                                                                    200         158,000
 7.875% 2011                                                                                                   200         154,000
 8.125% 2012                                                                                                   200         152,314
Hellenic Exchangeable Finance S.C.A.                                                                      Euro 250         253,686
2.00% exchangeable bonds 2005
Verizon Wireless Capital LLC 5.375% 2006 (1)                                                                  $250         224,450
France Telecom 7.75% 2011                                                                                      150         149,329
British Telecommunications PLC 8.375% 2010 (2)                                                                 125         137,675
Vodafone Group PLC 7.75% 2010                                                                                  125         133,700
Koninklijke KPN NV 8.00% 2010                                                                                  125         126,355
Qwest Capital Funding, Inc. 7.90% 2010                                                                         275         107,250
TELUS Corp. 8.00% 2011                                                                                         125          75,000
                                                                                                                         4,429,611

BANKS & THRIFTS -  7.69%
Washington Mutual, Inc. 5.625% 2007                                                                            375         390,663
Washington Mutual Bank, FA 6.875% 2011                                                                         250         266,729
Washington Mutual Finance 8.25% 2005                                                                           200         223,260
BNP U.S. Funding LLC, Series A, 7.738%                                                                         375         405,701
noncumulative preferred (undated) (1) (2)
BNP Paribas Capital Trust 9.003% noncumulative                                                                 150         172,262
trust preferred (undated) (1)
HSBC Capital Funding LP, Series 2, 10.176% noncumulative                                                       400         507,200
step-up perpetual preferred (undated) (1) (2)
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (1) (2)                                                  250         271,950
NB Capital Corp. 8.35% exchangeable preferred                                                        10,000 shares         260,800
depositary shares
Sumitomo Mitsui Banking Corp. 8.00% 2012                                                                      $250         257,878
Fuji JGB Investment LLC, Series A, 9.87%                                                                       250         214,627
noncumulative preferred (undated) (1)(2)
Abbey National PLC 7.35% (undated) (2)                                                                         200         213,286
UBS Preferred Funding Trust I 8.622%                                                                           125         141,290
noncumulative preferred (undated)
BCI U.S. Funding Trust I 8.01% noncumulative                                                                   125         137,945
preferred (undated) (1)(2)
Barclays Bank PLC 7.375% (undated) (1)(2)                                                                      125         132,270
DBS Capital Funding Corp. 7.657% noncumulative                                                                 125         130,312
guaranteed preferred (undated) (1)(2)
Regional Diversified Funding Ltd. 9.25% 2030 (1)                                                               124         129,819
                                                                                                                         3,855,992

UTILITIES  -  4.64%
Cilcorp Inc. 9.375% 2029                                                                                       225         259,767
AES Ironwood, LLC 8.857% 2025 (3)                                                                              249         174,440
Gemstone Investors Ltd. 7.71% 2004 (1)                                                                         280         221,977
Southern Natural Gas Co. 8.00% 2032                                                                            125         104,866
Homer City Funding LLC  8.734% 2026                                                                            300         242,520
Midwest Generation, LLC, Series B, 8.56% 2016 (3)                                                              100          70,122
Commonwealth Edison Co. 6.95% 2018                                                                             300         302,838
NiSource Finance Corp. 7.625% 2005                                                                             250         251,727
American Electric Power Co., Inc., Series A, 6.125% 2006                                                       250         237,000
Israel Electric Corp. Ltd. 7.75% 2027 (1)                                                                      175         147,957
Virginia Electric and Power Co., 2002 Series A, 5.375% 2007                                                    125         129,732
Progress Energy, Inc. 6.05% 2007                                                                               125         127,504
Williams Companies, Inc. 8.125% 2012 (1)                                                                       125          56,250
                                                                                                                         2,326,700

INSURANCE  -  3.65%
ING Capital Funding Trust III 8.439%                                                                           375         419,336
noncumulative preferred (undated) (2)
ReliaStar Financial Corp. 8.00% 2006                                                                           125         140,511
Prudential Holdings, LLC, Series C, 8.695% 2023 (1)                                                            500         552,398
Allstate Corp. 6.75% 2018                                                                                      320         324,589
Allstate Financial Global Funding LLC 5.25% 2007 (1)                                                           125         130,211
AIG SunAmerica Global Financing VII 5.85% 2008 (1)                                                             125         132,049
Monumental Global Funding Trust II-2002-A 5.20% 2007 (1)                                                       125         129,673
                                                                                                                         1,828,767

AUTOMOBILES & COMPONENTS  -  3.62%
Ford Motor Credit Co.:
 6.50% 2007                                                                                                    450         447,413
 6.75% 2008                                                                                                    300         295,815
 7.375% 2011                                                                                                   200         198,954
Ford Motor Company Capital Trust II 6.50%                                                                        1          50,750
cumulative convertible trust preferred 2032
General Motors Acceptance Corp.:
 7.75% 2010                                                                                                    175         183,564
 8.00% 2031                                                                                                    125         124,195
ArvinMeritor, Inc. 6.625% 2007                                                                                 250         252,724
DaimlerChrysler North America Holding Corp. 7.30% 2012                                                         125         132,512
TRW Inc. 7.75% 2029                                                                                            125         131,544
                                                                                                                         1,817,471

MEDIA  -  3.40%
Fox/Liberty Networks, LLC, FLN Finance, Inc. 8.875% 2007                                                       450         468,563
News America Holdings Inc. 7.75% 2045                                                                          386         322,808
Liberty Media Corp.:
 7.875% 2009                                                                                                   125         117,446
 8.25% 2030                                                                                                    110          92,942
Gannett Co., Inc. 4.95% 2005                                                                                   125         129,814
Univision Communications Inc. 7.85% 2011                                                                       125         128,871
Cox Radio, Inc. 6.625% 2006                                                                                    125         121,848
Comcast Cable Communications, Inc. 8.375% 2007                                                                 125         114,603
Clear Channel Communications, Inc. 6.625% 2008                                                                 125         111,264
AOL Time Warner Inc. 7.625% 2031                                                                               125          94,309
                                                                                                                         1,702,468

RETAILING  -  2.74%
J.C. Penney Co., Inc.:
 7.125% 2023                                                                                                   882         687,960
 7.95% 2017                                                                                                    400         356,000
 7.65% 2016                                                                                                    325         288,438
Toys "R" Us, Inc. 7.625% 2011                                                                                   45          43,597
                                                                                                                         1,375,995

DIVERSIFIED FINANCIALS  -  2.65%
CIT Group, Inc.:
 7.375% 2007                                                                                                   250         256,090
 7.75% 2012                                                                                                    125         127,025
Newcourt Credit Group Inc., Series B, 6.875% 2005                                                              300         303,437
AT&T Capital Corp. 6.60% 2005                                                                                  250         245,307
USA Education, Inc. 5.625% 2007                                                                                375         396,564
                                                                                                                         1,328,423

TECHNOLOGY HARDWARE & EQUIPMENT  -  2.26%
Solectron Corp. 0% LYON convertible notes 2020                                                               1,300         546,000
Corning Inc. 0% convertible debentures 2015                                                                    594         273,240
Motorola, Inc. 8.00% 2011                                                                                      200         186,841
Analog Devices, Inc. 4.75% convertible subordinated notes 2005                                                 135         126,394
                                                                                                                         1,132,475

MATERIALS  -  2.21%
Georgia-Pacific Corp.:
 7.50% 2006                                                                                                    353         310,880
 8.125% 2011                                                                                                   125         108,801
Scotia Pacific Co. LLC, Series B:
 Class A-1, 6.55% 2028 (3)                                                                                     161         159,783
 Class A-3, 7.71% 2028                                                                                         250         137,500
Equistar Chemicals, LP 8.75% 2009                                                                              250         216,504
BHP Finance Ltd. 8.50% 2012                                                                                    145         176,143
                                                                                                                         1,109,611

HEALTH CARE EQUIPMENT & SERVICES  -  2.20%
Aetna Inc.:
 7.875% 2011                                                                                                   675         709,655
 7.375% 2006                                                                                                   125         131,468
Humana Inc. 7.25% 2006                                                                                         125         132,648
UnitedHealth Group Inc. 5.20% 2007                                                                             125         128,236
                                                                                                                         1,102,007

CONSUMER FINANCE -  1.63%
Household Finance Corp.:
 6.75% 2011                                                                                                    400         381,916
 6.375% 2011                                                                                                   125         114,686
Capital One Bank 8.25% 2005                                                                                    200         181,914
MBNA Corp., Series B, 2.713% 2027 (2)                                                                          200         136,964
                                                                                                                           815,480

CAPITAL GOODS  -  1.34%
SYSTEMS 2001 Asset Trust, Series 2001, Class G,                                                                317         343,436
MBIA Insured, 6.664% 2013 (1) (3)
General Electric Capital Corp.:
 Series A, 5.375% 2007                                                                                         125         129,650
 6.00% 2012                                                                                                    125         126,394
Tyco International Group SA 6.375% 2011                                                                        100          73,500
                                                                                                                           672,980

REAL ESTATE  -  1.32%
EOP Operating LP:
 8.10% 2010                                                                                                    125         139,585
 6.75% 2012                                                                                                    125         128,665
ProLogis Trust 7.05% 2006                                                                                      125         133,146
First Industrial, L.P. 6.875% 2012                                                                             125         131,977
United Dominion Realty Trust, Inc. 6.50% 2009                                                                  125         128,190
                                                                                                                           661,563

INDUSTRIAL CONGLOMERATES  -  1.25%
Hutchison Whampoa International Ltd. 7.00% 2011 (1)                                                            375         380,775
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed                                               10,000 shares         248,750
perpetual capital securities (1)
                                                                                                                           629,525

FOOD & DRUG RETAILING  -  1.05%
Delhaize America, Inc. 8.125% 2011                                                                            $375         390,559
SUPERVALU INC. 7.50% 2012                                                                                      125         133,830
                                                                                                                           524,389

TRANSPORTATION  -  .92%
Jet Equipment Trust, Series 1994-A, 11.79% 2013 (1)                                                            750         225,000
Southern Capital Corp. Pass Through Trust, Series                                                              125         124,999
2002-1, Class G, MBIA Insured, 5.70% 2023 (1)(3)
Atlas Air, Inc., Series 1998-1, Class A, 7.38% 2018 (3)                                                        116         111,156
                                                                                                                           521,155

HOTELS, RESTAURANTS & LEISURE  -  0.69%
Hyatt Equities, LLC 6.875% 2007 (1)                                                                            125         128,641
Royal Caribbean Cruises Ltd. 8.75% 2011                                                                        125         113,750
MGM Mirage, Inc. 8.50% 2010                                                                                    100         102,516
                                                                                                                           344,907

CONSUMER DURABLES & APPAREL  -  0.57%
VF Corp. 8.50% 2010                                                                                            250         287,724

PHARMACEUTICALS & BIOTECHNOLOGY  -  0.50%
Lilly Del Mar, Inc. 3.12% 2029 (1)  (2)                                                                        250         248,613

COMMERCIAL SERVICES & SUPPLIES  -  0.49%
Cendant Corp. 7.75% 2003                                                                                       250         247,500

ASSET BACKED OBLIGATIONS (3)  -  6.02%
Continental Airlines, Inc., Series 2000-1,                                                                     472         467,022
Class A-1, 8.048% 2022
Pegasus Aviation Lease Securitization, Series                                                                  500         350,000
2000-1, Class A-2, 8.37% 2030 (1)
American Airlines, Inc., Series 2001-2,                                                                        300         320,133
Class A-2, 7.858% 2013
PP&L Transition Bond Co. LLC, Series 1999-1,                                                                   250         280,520
 Class A-7, 7.05% 2009
United Air Lines, Inc., Series 2000-1, Class A-2, 7.73% 2012                                                   300         263,862
Green Tree Financial Corp., Series 1996-5, Class B-2, 8.45% 2027                                               241         131,307
Conseco Finance Manufactured Housing Contract Trust,                                                           125         129,974
Series 2001-3, Class A-2, 5.16% 2033
Northwest Airlines, Inc., Series 1999-3, Class G, 7.935% 2020                                                  232         253,933
America West Airlines, Inc., Series 2000-1, Class G,                                                           142         152,647
 AMBAC Insured, 8.057% 2022
US Airways, Inc., Series 2000-3G, 7.89% 2020                                                                   145         148,884
PF Export Receivables Master Trust, Series 2001-B,                                                             125         135,233
MBIA Insured, 6.60% 2011 (1)
Team Fleet Financing Corp., Series 2001-3, Class A,                                                            125         123,750
 2.737% 2005 (1) (2)
Delta Air Lines, Inc., Series 2002-1, Class C, 7.779% 2013                                                     100         100,422
Tobacco Settlement Financing Corp., Series 2001-A, 6.36% 2025                                                   90          91,143
Airplanes Pass Through Trust, Class 1-C, 8.15% 2019(4)                                                         233          69,968
                                                                                                                         3,018,798

COLLATERALIZED MORTGAGE OBLIGATIONS - PRIVATELY ORIGINATED (3)  -  7.48%

Morgan Stanley Capital I, Inc., Series 1998-HF2,                                                               500         542,687
 Class A-2, 6.48% 2030
GS Mortgage Securities Corp. II, Series 1998-C1: (2)
 Class D, 7.233% 2030                                                                                          250         260,892
 Class E, 7.233% 2030                                                                                          250         247,460
Chase Commercial Mortgage Securities Corp.,                                                                    375         405,040
Series 1998-2, Class A-2, 6.39% 2030
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (1)                                                    321         342,653
CS First Boston Mortgage Securities Corp., Series 1998-C1:
 Class A-1A, 6.26% 2040                                                                                        164         173,975
 Class A-1B, 6.48% 2040                                                                                        125         135,015
Bear Stearns Commercial Mortgage Securities Inc.,                                                              250         268,728
Series 2001-TOP2, Class A-2, 6.48% 2035
Morgan Stanley Dean Witter Capital I Trust,                                                                    250         265,895
Series 2001-TOP5, Class A-3, 6.16% 2035
Structured Asset Securities Corp., Series 1998-RF2,                                                            175         189,845
Class A, 8.521% 2027 (1) (2)
Nomura Asset Securities Corp., Series 1998-D6,                                                                 156         166,465
Class A-A1, 6.28% 2030
LB-UBS Commercial Mortgage Trust, Series 2000-C3,                                                              125         144,979
 Class A-2, 7.95% 2010
Chase Manhattan Bank - First Union National Bank,                                                              125         141,311
Commercial Mortgage Trust, Series 1999-1, Class B, 7.619% 2031
GMAC Commercial Mortgage Securities, Inc., Series                                                              125         137,135
1997-C1, Class A-3, 6.869% 2029
DLJ Commercial Mortgage Corp., Series                                                                          125         134,998
1999-CG1, Class A-1B, 6.46% 2032
GGP Mall Properties Trust, Series 2001-C1A,                                                                    124         126,502
Class A-2, 5.007% 2011 (1)
Residential Funding Mortgage Securities I,                                                                      62          64,781
Inc., Series 2001-S1, Class A-1, 7.00% 2016
                                                                                                                         3,748,361
FEDERAL AGENCY OBLIGATIONS - MORTGAGE
PASS-THROUGHS (3)  -  10.06%
Government National Mortgage Assn.:
 6.00% 2032  (5)                                                                                               120         121,462
 7.00% 2024-2032                                                                                             1,222       1,277,026
 7.50% 2023-2032                                                                                               770         817,283
 8.00% 2023-2031                                                                                               743         792,874
 8.50% 2008                                                                                                     88          95,603
 10.00% 2019-2020                                                                                              281         317,924

Fannie Mae:
 6.00% 2016                                                                                                    217         223,254
 6.50% 2016-2031                                                                                               395         408,631
 7.00% 2026-2031                                                                                               446         464,346
 7.50% 2031                                                                                                    119         124,916

Freddie Mac:
 6.00% 2032                                                                                                    369         371,844
 8.75% 2008                                                                                                     25          27,229
                                                                                                                         5,042,392

FEDERAL AGENCY OBLIGATIONS - COLLATERALIZED
MORTGAGE OBLIGATIONS (3)  -  1.24%
Fannie Mae:
 Series 2001-20, Class C, 11.647% 2031 (2)                                                                     160         191,763
 Series 2001-4, Class GA, 10.054% 2025 (2)                                                                     158         185,570
 Series 2001-T10, Class A-1, 7.00% 2041                                                                        109         113,777
Freddie Mac, Series T-042, Class A-2, 5.50% 2042                                                               125         129,860
                                                                                                                           620,970

FEDERAL AGENCY OBLIGATIONS - OTHER  -  3.22%
Fannie Mae 7.00% 2005                                                                                          750         831,645
Federal Home Loan Bank 4.875% 2004                                                                             500         521,910
Freddie Mac 5.75% 2010                                                                                    Euro 250         258,515
                                                                                                                         1,612,070

U.S. TREASURY NOTES & BONDS  -  11.36%
6.00% August 2004                                                                                           $1,150       1,236,250
11.625% November 2004                                                                                        1,765       2,124,336
3.375% January 2007  (6)                                                                                       596         628,378
6.625% May 2007                                                                                                800         910,248
11.250% February 2015                                                                                          500         797,050
                                                                                                                         5,696,262

NON-U.S. GOVERNMENT OBLIGATIONS  -  0.30%
United Mexican States Government Eurobonds,                                                                    125         150,937
Global 11.375% 2016


Total bonds, notes & preferred stocks (cost: $47,826,598)                                                               46,793,146

                                                                                                         Principal
                                                                                                            amount         Market
Short-term securities                                                                                        (000)          value

Corporate short-term notes  -  5.39%
USAA Capital Corp. 1.72% due 8/1/2002                                                                        $1,300     $1,299,938
Avon Capital Corp. 1.75% due 8/7/2002 (1)                                                                      800         799,728
Wal-Mart Stores, Inc. 1.73% due 8/6/2002 (1)                                                                   600         599,827
Total short-term securities (cost: $2,699,493)                                                                           2,699,493

Total investment securities (cost: $50,526,091)                                                                         49,492,639
Excess of cash and receivables over payables                                                                               637,660
Net assets                                                                                                             $50,130,299


(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Coupon rate may change periodically.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) Valued under procedures adopted by authority of the Board of Trustees.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Index-linked bond whose principal amount moves with a government retail price index.

See Notes to Financial Statements

Endowments
Financial statements
                                                                               Growth
Statement of assets and liabilities                                        and Income          Bond
at July 31, 2002                                                             Portfolio    Portfolio
Assets:
 Investment securities at market
  (cost: $66,834,891and $50,526,091, respectively)                         $63,621,613  $49,492,639
 Cash                                                                           95,858       89,257
 Receivables for:
  Sales of investments                                                         293,757            -
  Dividends and interest                                                       115,741      717,006
 Other assets                                                                    3,607        3,592
  Total assets                                                              64,130,576   50,302,494
Liabilities:
 Payables for:
  Purchases of investments                                                     867,476      121,340
  Repurchases of fund's shares                                                 195,080        4,800
  Investment advisory services                                                  26,763       21,441
  Other fees and expenses                                                       24,650       24,614
  Total liabilities                                                          1,113,969      172,195
Net assets at July 31, 2002                                                $63,016,607  $50,130,299

Net assets consist of:
 Capital paid in on shares of beneficial interest                          $66,920,848  $52,174,057
 Undistributed (distributions in excess of) net investment income               53,480     (211,865)
 Accumulated net realized loss                                                (744,443)    (799,705)
 Net unrealized depreciation                                                (3,213,278)  (1,032,188)
Net assets at July 31, 2002                                                $63,016,607  $50,130,299

Shares of beneficial interest issued and outstanding -
 unlimited shares  authorized
  Shares outstanding                                                         5,426,265    3,147,073
  Net asset value per share                                                    $11.61       $15.93


See Notes to Financial Statements


                                                                               Growth
Statement of operations                                                    and Income          Bond
for the year ended July 31, 2002                                             Portfolio    Portfolio

Investment income:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $9,044 on Growth and Income Porfolio)                    $1,215,826      $44,464
  Interest                                                                     320,782    3,159,818
  Total income                                                               1,536,608    3,204,282
 Fees and expenses:
  Investment advisory services                                                 311,592      236,685
  Reports to shareholders                                                       18,099       18,099
  Registration statement and prospectus                                         23,250       19,777
  Trustees' meeting                                                             13,481       13,481
  Auditing and legal                                                            40,928       40,928
  Custodian                                                                      1,416        1,065
  Total expenses                                                               408,766      330,035
 Net investment income                                                       1,127,842    2,874,247

Net realized (loss) gain and unrealized
 depreciation on investments
 and non-U.S. currency:
 Net realized (loss) gain on:
  Investments                                                                 (718,015)     375,743
  Non-U.S. currency transactions                                                     5          789
                                                                              (718,010)     376,532
 Net unrealized (depreciation) appreciation on:
  Investments                                                               (6,525,422)  (1,921,594)
  Non-U.S. currency translations                                                     -          877
                                                                            (6,525,422)  (1,920,717)
   Net realized (loss) gain and unrealized depreciation
    on investments and non-U.S. currency                                    (7,243,432)  (1,544,185)
Net (decrease) increase in net assets resulting
 from operations                                                           $(6,115,590)  $1,330,062

See Notes to Financial Statements




Endowments  Growth and Income Portfolio
Statement of changes in net assets

                                                                            Year ended   Year ended
                                                                              July 31,     July 31,
                                                                                   2002         2001
Operations:
 Net investment income                                                      $1,127,842   $1,299,600
 Net realized (loss) gain on investments and
  non-U.S. currency transactions                                              (718,010)     761,840
 Net unrealized (depreciation) appreciation
  on investments and non-U.S. currency translations                         (6,525,422)   7,182,607
  Net (decrease) increase in net assets
   resulting from operations                                                (6,115,590)   9,244,047

Dividends and distributions paid to
 shareholders:
  Dividends from net investment income                                      (1,139,542)  (1,493,483)
  Distributions from net realized gain
   on investments                                                             (775,771)  (2,566,450)
    Total dividends and distributions paid
     to shareholders                                                        (1,915,313)  (4,059,933)

Capital share transactions                                                  10,206,149    5,655,056

Total increase in net assets                                                 2,175,246   10,839,170

Net assets:
 Beginning of year                                                          60,841,361   50,002,191
 End of year (including undistributed
  net investment income: $53,480 and $39,297,
  respectively)                                                            $63,016,607  $60,841,361


See Notes to Financial Statements


Endowments  Bond Portfolio
Statement of changes in net assets

                                                                            Year ended   Year ended
                                                                              July 31,     July 31,
                                                                                   2002         2001
Operations:
 Net investment income                                                      $2,874,247   $2,828,011
 Net realized gain (loss) on investments and
  non-U.S. currency transactions                                               376,532      (24,437)
 Net unrealized (depreciation) appreciation
  on investments and non-U.S. currency translations                         (1,920,717)   1,860,092
  Net increase in net assets
   resulting from operations                                                 1,330,062    4,663,666

Dividends from net investment income paid to shareholders                   (3,105,961)  (2,793,912)

Capital share transactions                                                   5,918,664   12,233,825

Total increase in net assets                                                 4,142,765   14,103,579

Net assets:
 Beginning of year                                                          45,987,534   31,883,955
 End of year (including distributions in excess of
  net investment income: $(211,865) and $(308,275),
  respectively)                                                            $50,130,299  $45,987,534


See Notes to Financial Statements

Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with preservation of capital.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the trust:

SECURITY VALUATION - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the trust's Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

On August 1, 2001, the funds began amortizing premium on fixed-income securities to comply with a recent change in accounting principles generally accepted in the United States of America. Adopting this change did not impact the funds' net asset values. However, it did result in changes to the classification of certain amounts between interest income and realized and unrealized gain or loss in the accompanying financial statements. Therefore, the undistributed net investment income amounts are primarily composed of these adjustments which were based on the fixed-income securities held by the funds on August 1, 2001. Because the funds determine their required distributions under federal income tax laws, adoption of this principle for financial accounting purposes will not affect the amount of distributions paid to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.
TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; net capital losses and amortization of premiums. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds. As of July 31, 2002, the cost of investment securities for federal income tax purposes was $66,834,892 and $50,969,416 for Growth and Income Portfolio and Bond Portfolio, respectively.

As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                     Growth and                    Bond
                                                     Income Portfolio              Portfolio

Undistributed net investment income and              $53,480                       $231,460
currency gains

Short-term and long-term capital loss                (744,444)                     (799,705)
deferrals

Gross unrealized appreciation                        4,657,005                     1,542,986

Gross unrealized depreciation                        (7,870,284)                   (3,019,763)


Short-term and long-term capital loss deferrals above include a capital loss carryforward of $625,799 expiring in 2010 for Growth and Income Portfolio and capital loss carryforwards of $293,951 and $505,754 expiring in 2008 and 2009, respectively, for Bond Portfolio. The capital loss carryforwards for Bond Portfolio were reduced by the utilization of a capital loss carryforward of $45,899. The capital loss carryforwards will be used to offset any capital gains realized by the funds in the current year or in subsequent years through the expiration dates. The funds will not make distributions from capital gains while capital loss carryforwards remain. Also included in the short-term and long-term capital loss deferrals above are capital losses relating to non-U.S. currency transactions for Growth and Income Portfolio, which were realized during the period November 1, 2001 through July 31, 2002.

The tax character of distributions paid was as follows:



Year ended July 31, 2002
                                          Distributions
                                                   from
                                               ordinary                 Distributions
                                                 income                          from
                                         Net investment   Short-term        long-term            Total
                                             income and      capital          capital    distributions
                                         currency gains        gains            gains             paid
Growth and Income Portfolio                $  1,139,542     $568,899      $   206,872      $ 1,915,313

Bond Portfolio                                3,105,961          -                -          3,105,961


Year ended July 31, 2001
                                          Distributions
                                                   from
                                               ordinary                 Distributions
                                                 income                          from
                                         Net investment   Short-term        long-term            Total
                                             income and      capital          capital    distributions
                                         currency gains        gains            gains             paid
Growth and Income Portfolio                $  1,493,483     $838,288      $ 1,728,162      $ 4,059,933

Bond Portfolio                                2,793,912          -                -          2,793,912


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the funds' investment adviser, is the parent company of American Funds Service Company ("AFS"), the funds' transfer agent.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.50% on the first $150 million of daily net assets and 0.40% on such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the funds. Expenses related to interest, taxes, brokerage commissions, transaction costs and extraordinary items are not subject to these limitations. For the year ended July 31, 2002, no such fee reduction was required.

TRANSFER AGENT SERVICES - The funds have a transfer agency agreement with AFS. Under this agreement, the funds compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the trust are or may be considered to be affiliated with CRMC and AFS. No affiliated officers or Trustees received any compensation directly from the trust.

No fees were paid by the trust to its unaffiliated Trustees. The unaffiliated Trustees were reimbursed by the trust for expenses incurred while traveling to fund meetings.

5. CAPITAL SHARE TRANSACTIONS
Capital share transactions in the funds were as follows:



Year ended July 31, 2002


                                          Sales
                                         Amount      Shares
Growth and Income Portfolio      $   15,141,767   1,181,118

Bond Portfolio                       11,239,545     696,535

                               Reinvestments of
                                  dividends and
                                  distributions
                                         Amount      Shares
Growth and Income Portfolio      $    1,593,736     126,245

Bond Portfolio                        2,197,146     136,119



                                     Repurchase
                                         Amount      Shares
Growth and Income Portfolio      $   (6,529,354)   (520,299)

Bond Portfolio                       (7,518,027)   (461,798)



                                  Net increase
                                         Amount      Shares
Growth and Income Portfolio      $   10,206,149     787,064

Bond Portfolio                        5,918,664     370,856


Year ended July 31, 2001


                                          Sales
                                         Amount      Shares
Growth and Income Portfolio      $    7,082,726     561,627

Bond Portfolio                       12,389,292     765,923

                               Reinvestments of
                                  dividends and
                                  distributions
                                         Amount      Shares
Growth and Income Portfolio      $    3,626,853     292,796

Bond Portfolio                        1,840,463     114,604



                                    Repurchases
                                         Amount      Shares
Growth and Income Portfolio      $   (5,054,523)   (401,624)

Bond Portfolio                       (1,995,930)   (123,888)



                                   Net increase
                                         Amount      Shares
Growth and Income Portfolio      $    5,655,056     452,799

Bond Portfolio                       12,233,825     756,639


6. RESTRICTED SECURITIES

The funds have invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolios. As of July 31, 2002, the total value of restricted securities was $3,077,855 and $9,305,072, which represents 4.88% and 18.56% of the net assets of Growth and Income Portfolio and Bond Portfolio, respectively.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

Growth and Income Portfolio and Bond Portfolio made purchases of investment securities of $41,029,000 and $36,879,870 and sales of investment securities of $27,342,974 and $31,824,904, respectively, during the year ended July 31, 2002. Short-term securities transactions were excluded.

The funds receive a reduction in their custodian fees equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2002, the custodian fees of $1,416 and $1,065 for Growth and Income Portfolio and Bond Portfolio, respectively, were offset by this reduction, rather than paid in cash.

Financial Highlights


Growth and Income Portfolio





                                                                           Net asset
                                                                               value,
                                                                            beginning
                                                                            of period
 Year ended 7/31/2002                                                          $13.11
 Year ended 7/31/2001                                                            11.94
 Year ended 7/31/2000                                                            13.91
 Year ended 7/31/1999                                                            12.09
 Year ended 7/31/1998                                                            22.66

                                                                          Income from
                                                                           investment
                                                                       operations (1)
                                                                                            Net (losses)
                                                                                                gains on
                                                                                              securities
                                                                                 Net      (both realized      Total from
                                                                           investment       realized and       investment
                                                                               income        unrealized)       operations
 Year ended 7/31/2002                                                            $.23             $(1.33)          $(1.10)
 Year ended 7/31/2001                                                             .30               1.81             2.11
 Year ended 7/31/2000                                                             .37               (.89)            (.52)
 Year ended 7/31/1999                                                             .37               1.79             2.16
 Year ended 7/31/1998                                                             .51               1.16             1.67

                                                                            Dividends
                                                                                  and
                                                                        distributions


                                                                            Dividends
                                                                            (from net      Distributions
                                                                           investment      (from capital            Total
                                                                              income)             gains)    distributions
 Year ended 7/31/2002                                                           $(.24)             $(.16)           $(.40)
 Year ended 7/31/2001                                                            (.34)              (.60)            (.94)
 Year ended 7/31/2000                                                            (.34)             (1.11)           (1.45)
 Year ended 7/31/1999                                                            (.34)                 -             (.34)
 Year ended 7/31/1998                                                            (.57)            (11.67)          (12.24)



                                                                           Net asset                          Net assets,
                                                                           value, end             Total     end of period
                                                                            of period             return    (in millions)
 Year ended 7/31/2002                                                          $11.61             (8.60)%              $63
 Year ended 7/31/2001                                                           13.11              18.23                61
 Year ended 7/31/2000                                                           11.94              (3.31)               50
 Year ended 7/31/1999                                                           13.91              18.21                52
 Year ended 7/31/1998                                                           12.09               9.05                43

                                                                            Ratio of           Ratio of
                                                                             expenses         net income        Portfolio
                                                                           to average         to average         turnover
                                                                           net assets         net assets             rate
 Year ended 7/31/2002                                                             .66%              1.81%              50%
 Year ended 7/31/2001                                                             .71               2.32                49
 Year ended 7/31/2000                                                             .73               3.03                60
 Year ended 7/31/1999                                                         .75 (2)               2.90                52
 Year ended 7/31/1998                                                         .75 (2)               2.69                49



Bond Portfolio





                                                                           Net asset
                                                                               value,
                                                                            beginning
                                                                            of period
 Year ended 7/31/2002                                                          $16.56
 Year ended 7/31/2001                                                            15.79
 Year ended 7/31/2000                                                            16.17
 Year ended 7/31/1999                                                            16.93
 Year ended 7/31/1998                                                            17.17

                                                                          Income from
                                                                           investment
                                                                       operations (1)
                                                                                            Net (losses)
                                                                                                gains on
                                                                                              securities
                                                                                 Net      (both realized      Total from
                                                                           investment       realized and       investment
                                                                              income         unrealized)       operations
 Year ended 7/31/2002                                                            $.99              $(.53)            $.46
 Year ended 7/31/2001                                                            1.16                .77             1.93
 Year ended 7/31/2000                                                            1.16               (.37)             .79
 Year ended 7/31/1999                                                            1.14               (.84)             .30
 Year ended 7/31/1998                                                            1.19               (.09)            1.10

                                                                            Dividends
                                                                                  and
                                                                        distributions


                                                                            Dividends
                                                                            (from net      Distributions
                                                                           investment      (from capital            Total
                                                                              income)             gains)    distributions
 Year ended 7/31/2002                                                          $(1.09)                $-           $(1.09)
 Year ended 7/31/2001                                                           (1.16)                 -            (1.16)
 Year ended 7/31/2000                                                           (1.16)              (.01)           (1.17)
 Year ended 7/31/1999                                                           (1.06)                 -            (1.06)
 Year ended 7/31/1998                                                           (1.34)                 -            (1.34)



                                                                           Net asset                          Net assets,
                                                                           value, end             Total     end of period
                                                                            of period             return    (in millions)
 Year ended 7/31/2002                                                          $15.93               2.82%              $50
 Year ended 7/31/2001                                                           16.56              12.67                46
 Year ended 7/31/2000                                                           15.79               5.13                32
 Year ended 7/31/1999                                                           16.17               1.75                31
 Year ended 7/31/1998                                                           16.93               6.70                29

                                                                            Ratio of           Ratio of
                                                                             expenses         net income        Portfolio
                                                                           to average         to average         turnover
                                                                           net assets         net assets             rate
 Year ended 7/31/2002                                                             .70%              6.07%              70%
 Year ended 7/31/2001                                                         .75 (3)               7.18               48
 Year ended 7/31/2000                                                         .75 (3)               7.31               59
 Year ended 7/31/1999                                                         .75 (3)               6.84               54
 Year ended 7/31/1998                                                         .75 (3)               6.87               50





(1) Years ended 2000, 1999 and 1998 are based on shares outstanding on the last day of the year;
 all other periods are
 based on average shares outstanding.
(2) Had CRMC not waived management services fees, the fund's expense ratio would have been 0.79% and 0.89% for the fiscal years ended 1999 and 1998, respectively.
(3) Had CRMC not waived management services fees, the fund's expense ratio would have been 0.79%, 0.86%, 0.95% and 1.08%
for the fiscal years ended 2001, 2000, 1999 and 1998, respectively.



Independent Auditors' Report

To the Board of Trustees and Shareholders of Endowments:

We have audited the accompanying statement of assets and liabilities of Endowments (the "trust"), comprising, respectively, the Growth and Income Portfolio and the Bond Portfolio, including the investment portfolios, as of July 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Endowments as of July 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Los Angeles, California

September 6, 2002


BOARD OF TRUSTEES
"NON-INTERESTED" TRUSTEES

NAME, AGE AND TELEPHONE              YEAR            PRINCIPAL OCCUPATION(S) DURING PAST FIVE
NUMBER                               FIRST            YEARS
                                     ELECTED
                                     A TRUSTEE
                                     OF THE
                                     TRUST/1/

Steven D. Lavine, Ph.D., 55          1994            President, California Institute of the Arts
661/255-1050

Joseph M. Lumarda, 42                2000            Executive Vice President of External
213/413-4130                                         Affairs California Community Foundation

Patricia A. McBride, 59              1988            Chief Financial Officer, Cosmetic and
214/368-0268                                         Maxillofacial Surgery Center

Gail L. Neale, 67                    1998            President, The Lovejoy Consulting Group,
802/658-5674                                         Inc. (a pro bono consulting group advising
                                                     nonprofit organizations)

Robert C. Ziebarth, 66               1993            Management consultant, Ziebarth Company
208/725-0535



NAME, AGE AND TELEPHONE              NUMBER OF       OTHER DIRECTORSHIPS/3/ HELD BY TRUSTEE
NUMBER                               BOARDS
                                     WITHIN THE
                                     FUND
                                     COMPLEX/2/
                                     ON WHICH

Steven D. Lavine, Ph.D., 55          1               None
661/255-1050

Joseph M. Lumarda, 42                1               None
213/413-4130

Patricia A. McBride, 59              1               None
214/368-0268

Gail L. Neale, 67                    5               None
802/658-5674

Robert C. Ziebarth, 66               1               None
208/725-0535


"INTERESTED" TRUSTEES/4/

NAME, AGE, POSITION WITH            YEAR FIRST       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE
TRUST AND TELEPHONE NUMBER          ELECTED A        YEARS AND POSITIONS HELD WITH AFFILIATED
                                    TRUSTEE OR       ENTITIES OR THE PRINCIPAL UNDERWRITER OFT HE
                                    OFFICER OF       TRUST
                                    THE
                                    TRUST/1/

Robert G. O'Donnell, 58             1995             Senior Vice President and Director, Capital
Chairman of the Board                                Research and Management Company
415/393-7120

Frank L. Ellsworth, 59              1992             Vice President, Capital Research and
President                                            Management Company
213/486-9560

Robert B. Egelston, 71              1989             Former Chairman of the Board, The Capital
213/486-9444                                         Group Companies, Inc./5/

Thomas E. Terry, 64                 1969             Consultant; former Vice President and
213/486-9410                                         Secretary, Capital Research and Management
                                                     Company



NAME, AGE, POSITION WITH            NUMBER OF        OTHER DIRECTORSHIPS/3/ HELD BY TRUSTEE
TRUST AND TELEPHONE NUMBER          BOARDS
                                    WITHIN THE
                                    FUND
                                    COMPLEX/2/
                                    ON WHICH
                                    TRUSTEE
                                    SERVES

Robert G. O'Donnell, 58             3                None
Chairman of the Board
415/393-7120

Frank L. Ellsworth, 59              1                None
President
213/486-9560

Robert B. Egelston, 71              1                None
213/486-9444

Thomas E. Terry, 64                 1                None
213/486-9410


The Statement of Additional Information includes additional information about Trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Trustees and officers of the trust is 333 South Hope Street, Los Angeles, CA 90071, attention: Fund Secretary.



OTHER OFFICERS

NAME, AGE AND                     YEAR           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
POSITION WITH TRUST               FIRST          AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
                                  ELECTED        THE PRINCIPAL UNDERWRITER OF THE TRUST
                                  AN
                                  OFFICER
                                  OF THE
                                  TRUST/1/

Abner D. Goldstine, 72            1995           Senior Vice President and Director, Capital
Senior Vice President                            Research and Management Company

Claudia P. Huntington, 50         1996           Senior Vice President, Capital Research and
Senior Vice President                            Management Company

John H. Smet, 46                  1996           Senior Vice President, Capital Research and
Senior Vice President                            Management Company

Gregory D. Johnson, 39            2000           Vice President, Capital Research Company/5/
Vice President

Patrick F. Quan, 44               1986           Vice President - Fund Business Management Group,
Vice President and                               Capital Research and Management Company
Secretary

Krista Johnson, 37                2000           Assistant Vice President - Fund Business
Assistant Vice President                         Management Group, Capital Research and
                                                 Management Company

Susi M. Silverman, 32             1998           Vice President - Fund Business Management Group,
Treasurer                                        Capital Research and Management Company

Anthony W. Hynes, Jr., 39         1998           Vice President - Fund Business Management Group,
Assistant Treasurer                              Capital Research and Management Company


/1/Trustees and officers of the trust serve until their resignation, removal or retirement.
/2/Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance SeriesR and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations. /3/This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
/4/"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the funds' investment adviser, Capital Research and Management Company, or affiliated entities.
/5/Company affiliated with Capital Research and Management Company.


OFFICE OF THE TRUST
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 7650
San Francisco, CA 94120-7650

135 South State College Boulevard
Brea, CA 92821-5823

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 Grand Avenue
Los Angeles, CA 90071-3462

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2371

This report is for the information of shareholders of ENDOWMENTS, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds.

FOR MORE INFORMATION ABOUT ANY OF THE AMERICAN FUNDS, PLEASE ASK YOUR INVESTMENT PROFESSIONAL FOR A PROSPECTUS.

THE CAPITAL GROUP COMPANIES

Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds

Litho in USA SWD/PL/5753
(c) 2002 ENDOWMENTS
Lit. No. ENDI-BENDI-011-0902(NLS)
Printed on recycled paper